[GRAPHIC            POPULAR            PRELIMINARY SAMPLE              [GRAPHIC
OMITTED]            ABS, INC. (SM)     POPULAR ABS 2005-C              OMITTED]
                                                                         FBR

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

------------------------------------------------------------------------------------------------------------------------------------
                PLEASE DO NOT ALTER THIS PAGE.  IT IS CUT DIRECTLY INTO A MODEL.
------------------------------------------------------------------------------------------------------------------------------------
LTV:                    FIXED $         2/28 $        3/27 $         5/25 $      OTHER     MH STRATIFICATION:
------------------------------------------------------------------------------------------------------------------------------------
       BELOW 70       12,854,422      12,938,969            0        765,967               Total Balance                       No MH
------------------------------------------------------------------------------------------------------------------------------------
    70.01 TO 75        7,042,328       9,774,972            0        350,000               % Pool Balance
------------------------------------------------------------------------------------------------------------------------------------
    75.01 TO 80       12,468,409      42,586,252            0      2,008,017               Ave. FICO
------------------------------------------------------------------------------------------------------------------------------------
    80.01 TO 85        7,519,431      17,584,114            0        148,500               Ave. LTV
------------------------------------------------------------------------------------------------------------------------------------
    85.01 TO 90       17,295,866      68,541,369            0      2,049,882               % Full Docs
------------------------------------------------------------------------------------------------------------------------------------
    90.01 TO 95        7,041,716       9,474,402            0          0
------------------------------------------------------------------------------------------------------------------------------------
   95.01 TO 100       13,516,067      29,794,061            0      1,253,351               SILENT SECONDS STRATIFICATION:
------------------------------------------------------------------------------------------------------------------------------------
    100.01 PLUS            0              0                 0          0                   Total Balance                  20,058,557
------------------------------------------------------------------------------------------------------------------------------------
FICO                                                                                       Ave. FICO                             664
------------------------------------------------------------------------------------------------------------------------------------
      BELOW 549        3,867,362      20,818,765            0         89,600               Ave. LTV                  80.09% / 99.53%
------------------------------------------------------------------------------------------------------------------------------------
     550 TO 574        3,128,381      14,263,795            0         92,000               % Full Docs                        83.88%
------------------------------------------------------------------------------------------------------------------------------------
     575 TO 599        7,985,105      21,119,021            0        568,466
------------------------------------------------------------------------------------------------------------------------------------
     600 TO 624       13,981,115      35,750,086            0      1,244,559               SECOND LIEN STRATIFICATION:
------------------------------------------------------------------------------------------------------------------------------------
     625 TO 649       15,729,041      37,745,578            0      1,412,150               Total Balance                     No 2nds
------------------------------------------------------------------------------------------------------------------------------------
     650 TO 674       15,719,121      26,551,561            0      1,027,725               % Pool Balance
------------------------------------------------------------------------------------------------------------------------------------
     675 TO 699        8,150,582      13,691,647            0      1,105,345               Ave. FICO
------------------------------------------------------------------------------------------------------------------------------------
       700 PLUS        9,177,532      20,753,685            0      1,035,871               Ave. LTV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % Full Docs
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE:
------------------------------------------------------------------------------------------------------------------------------------
  SINGLE-FAMILY
       DETACHED       70,584,689     159,213,419            0      5,977,697               LTV ABOVE 90 STRATIFICATION:
------------------------------------------------------------------------------------------------------------------------------------
            PUD           0               0                 0         0                    Total Balance                  61,079,597
------------------------------------------------------------------------------------------------------------------------------------
          CONDO        1,646,848      10,236,683            0        230,020               % Pool Balance                     22.21%
------------------------------------------------------------------------------------------------------------------------------------
  3+ FAMILY DET.       1,658,138       6,845,509            0         0                    Ave. FICO                             646
------------------------------------------------------------------------------------------------------------------------------------
   MANUFACTURED
          HOUSE           0               0                 0         0                    Ave. LTV                           98.18%
------------------------------------------------------------------------------------------------------------------------------------
          OTHER        3,848,564      14,398,529            0        368,000               % Full Docs                        80.61%
------------------------------------------------------------------------------------------------------------------------------------
PURPOSE:
------------------------------------------------------------------------------------------------------------------------------------
          PURCHASE    10,060,404      61,549,100            0        967,605
------------------------------------------------------------------------------------------------------------------------------------
         REFINANCE
         RATE/TERM    12,991,964      14,033,277            0        969,185
------------------------------------------------------------------------------------------------------------------------------------
CASH OUT REFI (COF)
BELOW 70 LTV          10,522,625      10,988,358            0        413,759
------------------------------------------------------------------------------------------------------------------------------------
      COF WITH LTV
       70.01 TO 75     5,725,445       8,601,963            0        350,000
------------------------------------------------------------------------------------------------------------------------------------
      COF WITH LTV
       75.01 TO 80     6,820,488      23,114,568            0      1,444,097
------------------------------------------------------------------------------------------------------------------------------------
      COF WITH LTV
       80.01 TO 85     5,404,108      12,542,248            0         0
------------------------------------------------------------------------------------------------------------------------------------
      COF WITH LTV
       85.01 TO 90    11,921,698      39,283,600            0      1,966,071
------------------------------------------------------------------------------------------------------------------------------------
      COF WITH LTV
       90.01 TO 95     5,753,079       6,808,963            0         0
------------------------------------------------------------------------------------------------------------------------------------
      COF WITH LTV
      95.01 TO 100     8,538,429      13,772,062            0        465,000
------------------------------------------------------------------------------------------------------------------------------------
      COF WITH LTV
       100.01 PLUS        0               0                 0         0
------------------------------------------------------------------------------------------------------------------------------------
             OTHER        0               0                 0         0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                PLEASE DO NOT ALTER THIS PAGE.  IT IS CUT DIRECTLY INTO A MODEL.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS:          FIXED $         2/28 $        3/27 $         5/25 $      OTHER
------------------------------------------------------------------------------------------------------------------------------------
     OWNER OCCUPIED      70,332,793     160,375,653         0         6,195,717
------------------------------------------------------------------------------------------------------------------------------------
           2ND HOME       2,365,938      14,796,065         0           380,000
------------------------------------------------------------------------------------------------------------------------------------
         INVESTMENT       5,039,509      15,522,422         0            0
------------------------------------------------------------------------------------------------------------------------------------
              OTHER          0               0              0            0
------------------------------------------------------------------------------------------------------------------------------------
LOAN BALANCE
------------------------------------------------------------------------------------------------------------------------------------
           BELOW 50,000   1,455,240       1,820,427         0            0
------------------------------------------------------------------------------------------------------------------------------------
   50,000.01 TO 100,000  12,407,197      16,376,617         0           346,610
------------------------------------------------------------------------------------------------------------------------------------
  100,000.01 TO 150,000  21,158,731      36,653,172         0         1,236,917
------------------------------------------------------------------------------------------------------------------------------------
  150,000.01 TO 200,000  11,617,582      35,121,680         0         1,173,585
------------------------------------------------------------------------------------------------------------------------------------
  200,000.01 TO 400,000  22,123,150      69,180,680         0         2,591,604
------------------------------------------------------------------------------------------------------------------------------------
  400,000.01 TO 500,000   5,343,597      14,741,032         0         1,227,000
------------------------------------------------------------------------------------------------------------------------------------
  500,000.01 TO 600,000   2,116,253      10,463,187         0            0
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 TO 1,000,000   1,516,489       6,337,346         0            0
------------------------------------------------------------------------------------------------------------------------------------
 1,000,000.01 AND ABOVE      0               0              0            0
------------------------------------------------------------------------------------------------------------------------------------
LOAN TERM
------------------------------------------------------------------------------------------------------------------------------------
              >30 YEARS      0               0              0            0
------------------------------------------------------------------------------------------------------------------------------------
               30 YEARS  71,946,321     190,694,140         0         6,575,717
------------------------------------------------------------------------------------------------------------------------------------
               20 YEARS   2,179,035          0              0            0
------------------------------------------------------------------------------------------------------------------------------------
               15 YEARS   2,692,268          0              0            0
------------------------------------------------------------------------------------------------------------------------------------
                  OTHER     920,615          0              0            0
------------------------------------------------------------------------------------------------------------------------------------
DOCUMENTATION TYPE
------------------------------------------------------------------------------------------------------------------------------------
     FULL DOCUMENTATION  64,151,428     124,585,865         0         4,468,917
------------------------------------------------------------------------------------------------------------------------------------
                LIMITED
          DOCUMENTATION      0               0              0                 0
------------------------------------------------------------------------------------------------------------------------------------
       STATED DOCS WITH
           LTV BELOW 70   1,721,219       3,003,563         0                 0
------------------------------------------------------------------------------------------------------------------------------------
       STATED DOCS WITH
        LTV 70.01 TO 75     363,500       4,321,703         0           350,000
------------------------------------------------------------------------------------------------------------------------------------
       STATED DOCS WITH
        LTV 75.01 TO 80     733,920       5,649,922         0           220,800
------------------------------------------------------------------------------------------------------------------------------------
       STATED DOCS WITH
        LTV 80.01 TO 85   1,014,850       3,118,115         0           148,500
------------------------------------------------------------------------------------------------------------------------------------
       STATED DOCS WITH
        LTV 85.01 TO 90   1,285,206      15,559,220         0                 0
------------------------------------------------------------------------------------------------------------------------------------
       STATED DOCS WITH
        LTV 90.01 TO 95     157,590         961,379         0                 0
------------------------------------------------------------------------------------------------------------------------------------
       STATED DOCS WITH
       LTV 95.01 TO 100     250,000         166,400         0                 0
------------------------------------------------------------------------------------------------------------------------------------
       STATED DOCS WITH
       LTV ABOVE 100.01      0               0              0                 0
------------------------------------------------------------------------------------------------------------------------------------
                  OTHER   8,060,526      33,327,971         0         1,387,500
------------------------------------------------------------------------------------------------------------------------------------
LIEN STATUS
------------------------------------------------------------------------------------------------------------------------------------
               1ST LIEN  77,738,239     190,694,140         0         6,575,717
------------------------------------------------------------------------------------------------------------------------------------
  SECOND LIENS WITH LTV
              BELOW  85           0          0              0            0
------------------------------------------------------------------------------------------------------------------------------------
  SECOND LIENS WITH LTV
            85.01 TO 90           0          0              0            0
------------------------------------------------------------------------------------------------------------------------------------
  SECOND LIENS WITH LTV
            90.01 TO 95           0          0              0            0
------------------------------------------------------------------------------------------------------------------------------------
  SECOND LIENS WITH LTV
           95.01 TO 100           0          0              0            0
------------------------------------------------------------------------------------------------------------------------------------
  SECOND LIENS WITH LTV
           ABOVE 100.01           0          0              0            0
------------------------------------------------------------------------------------------------------------------------------------
INTEREST ONLY
------------------------------------------------------------------------------------------------------------------------------------
DOLLAR OF MORTGAGE TYPE   2,241,145      24,513,590         0         1,047,897
------------------------------------------------------------------------------------------------------------------------------------
              AVE. FICO         658             665         0               671
------------------------------------------------------------------------------------------------------------------------------------
               AVE. LTV       80.56           82.13         0             84.38
------------------------------------------------------------------------------------------------------------------------------------
          % STATED DOCS           0            1.71         0                 0
------------------------------------------------------------------------------------------------------------------------------------
            % FULL DOCS       93.31           87.28         0            100.00
------------------------------------------------------------------------------------------------------------------------------------

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, fiThncial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.